EMPIRE RESOURCES, INC.

                                 AMENDMENT NO. 2

     AMENDMENT NO. 2, dated as of May 8, 2003, among EMPIRE RESOURCES, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and JPMORGAN CHASE BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

     The Company, the Banks and the Agent are parties to a Credit Agreement, dated as of December 21, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Banks to the Company. The Company, the Banks and the Agent now wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

     2.01. Section 2.03 of the Credit Agreement (Letters of Credit) shall be amended by replacing clause (iii) in the first sentence of said Section with the following:

          "(iii) the expiration date of any Letter of Credit extend beyond the following respective dates:

               (x) in the case of any sight or time letter of credit, the earlier of August 31, 2003 and the date 180 days following the issuance thereof (but only so long as the aggregate face amount of all such letters of credit that have an expiration date after the Revolving Credit Commitment Termination Date does not exceed $6,500,000), and

               (y) in the case of any other Letter of Credit, the Revolving Credit Commitment Termination Date."

     2.02. Section 2.03(c) of the Credit Agreement (Option to Borrow to Pay Reimbursement Obligations) shall be amended by replacing the word "Forthwith" at the beginning of the section with the following:

          "Except with respect to any Letter of Credit that is drawn upon after the Revolving Credit Commitment Termination Date, forthwith"

     Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in
Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 2, except (i) to the extent of changes in the ordinary course of business that singly or in the aggregate are not materially adverse, (ii) changes resulting from transactions contemplated by or permitted by the Credit Agreement, and (iii)


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EMPIRE RESOURCES, INC.

those applicable to a specific date or period.

     Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution of this Amendment by the Company, each of the Banks and the Agent.

     Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.


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EMPIRE RESOURCES, INC.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                      EMPIRE RESOURCES, INC.


                                      By /s/ Sandra R. Kahn
                                         ---------------------------------------
                                         Sandra R. Kahn
                                         Vice President


                                      JPMORGAN CHASE BANK


                                      By /s/ Thomas S. Drake
                                         ---------------------------------------
                                         Thomas S. Drake
                                         Vice President


                                      STANDARD CHARTERED BANK


                                      By /s/ Guan Liu Lee
                                         ---------------------------------------
                                         Name: Guan Liu Lee
                                         Title: Portfolio Management Americas


                                      By /s/ Robert Reddington
                                         ---------------------------------------
                                         Name: Robert Reddington
                                         Title: AVP/ Credit Documentation


                                      CITICORP USA, INC.


                                      By /s/ Mitch Palminteri
                                         ---------------------------------------
                                         Name: Mitch Palminteri
                                         Title: Vice President


                                      JPMORGAN CHASE BANK,
                                        as Agent


                                      By /s/ Thomas S. Drake
                                         ---------------------------------------
                                         Thomas S. Drake
                                         Vice President


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